Other current assets and assets held for sale	12 Months Ended
Dec. 31, 2024
Subclassifications of assets, liabilities and equities [abstract]
Other current assets and assets held for sale
Other current assets and assets held for sale
Other current assets
The following table summarises the Group’s other current assets as at the dates presented:

	Year ended 31 December
	2024	2023
Other current assets	€ million	€ million
Prepayments	202	130
VAT receivables	44	40
Miscellaneous receivables	212	181
Total other current assets	458	351
VAT receivables
In 2014, a dispute arose between the Spanish tax authorities and the regional tax authorities of Bizkaia (Basque Region) as to the responsibility for refunding VAT to CCEP. Pertaining to the VAT assessment for years 2013 to 2016, the Group recognised a VAT receivable of €214 million within other non-current assets, for the year ended 31 December 2021. During 2022, the Group received €252 million inclusive of interest, from the regional tax authorities of Bizkaia following the Arbitration Board ruling and recognised an additional VAT receivable of €25 million from the Basque Region within other current assets, and a VAT payable of €57 million to the Spanish tax authorities within trade and other payables, both inclusive of interest. As at 31 December 2024, the VAT receivable balance of €25 million remains unchanged, while the VAT payable balance increased to €61 million resulting from interests (as at 31 December 2023: €59 million).
The classification of both balances remains unchanged.
Related to the same dispute between the Spanish tax authorities and the regional tax authorities of Bizkaia (Basque Region), on 8 February 2023 the Group received a proposed VAT assessment for years 2017 to 2019, approximating €250 million, inclusive of interest. There was no VAT receivable outstanding for periods 2017 onwards. We believe that the Group will continue to be held neutral in respect of the VAT dispute.
Assets held for sale
Non-current assets, or disposal groups comprising assets and liabilities, are classified as held for sale if it is highly probable that they would be recovered through sale rather than continuous use. In order for a sale to be considered highly probable, all of the following criteria need to be met: management is committed to a plan to sell the assets, an active programme to locate a buyer and complete the plan has been initiated, the assets are actively marketed at a reasonable price, and the sale is expected to be completed within one year from the date of classification.
Such assets, or disposal groups, are generally measured at the lower of their carrying amount and fair value less cost to sell.
Once classified as held for sale, intangible assets and property, plant and equipment are no longer amortised or depreciated, and any equity accounted investee is no longer equity accounted.
Assets classified as held for sale as at 31 December 2024 and 31 December 2023 totalled €46 million and €22 million, respectively. These assets primarily consist of properties expected to be sold in the near future.